                               POWER OF ATTORNEY
                               -----------------


     James M. Wade, whose signature appears below, does hereby constitute and appoint Bruce R. Laning and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of Firstar Funds, Inc. (the "Company"), to execute any and all amendments to the Company's Registration Statement on Form N-14 pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Date: June 16, 2000                               /s/ James M. Wade
                                                  -----------------
                                                  James M. Wade

                               POWER OF ATTORNEY
                               -----------------


     Richard K. Riederer, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of Firstar Funds, Inc. (the "Company"), to execute any and all amendments to the Company's Registration Statement on Form N-14 pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and any of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Date: June 16, 2000                               /s/ Richard K. Riederer
                                                  ----------------------
                                                  Richard K. Riederer

                               POWER OF ATTORNEY
                               -----------------


     Jerry Remmel, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of Firstar Funds, Inc. (the "Company"), to execute any and all amendments to the Company's Registration Statement on Form N-14 pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and any of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.


Date: June 16, 2000                                    /s/ Jerry Remmel
                                                       ---------------
                                                       Jerry Remmel

                               POWER OF ATTORNEY
                               -----------------


     Glen R. Bomberger, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of Firstar Funds, Inc. (the "Company"), to execute any and all amendments to the Company's Registration Statement on Form N-14 pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and any of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.


Date: June 20, 2000                               /s/ Glen R. Bomberger
                                                  --------------------
                                                  Glen R. Bomberger

                               POWER OF ATTORNEY
                               -----------------


     Charles R. Roy, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of Firstar Funds, Inc. (the "Company"), to execute any and all amendments to the Company's Registration Statement on Form N-14 pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and any of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.


Date: June 16, 2000                               /s/ Charles R. Roy
                                                  -----------------
                                                  Charles R. Roy

                               POWER OF ATTORNEY
                               -----------------


     Bronson J. Haase, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of Firstar Funds, Inc. (the "Company"), to execute any and all amendments to the Company's Registration Statement on Form N-14 pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and any of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.


Date: June 16, 2000                               /s/ Bronson J. Hasse
                                                  -------------------
                                                  Bronson J. Haase